SUBJECT:  Rule 10f-3 Report


The following funds purchased securities and complied with the provisions of Rule 10f-3.



Salomon Brothers Variable
Capital Fund
Salomon Brothers Variable
Investors Fund
Salomon Brothers Variable
Small Cap Growth Fund

10f-3 REPORT

SALOMON BROTHERS
VARIABLE CAPITAL FUND
January 1, 2002 through
June 30, 2002

Issuer: Asbury Automotive Group.
Trade Date: 03/13/02
Seller Dealer: Goldman Sachs
Purchase Amount: $14,850
Price: $16.50
% of Issue (1): 0.11A

Issuer: Alcon
Trade Date: 03/21/02
Seller Dealer: CS First Boston
Purchase Amount: $1,049,400
Price: $33.00
% of Issue (1): 0.10 B


(1)             Represents purchases by all
affiliated funds; may not exceed
25% of the offering.

A- A total of 8,800 shares was
purchased by funds in the Salomon
Brothers complex for an aggregate
purchase price of $145,200.
B - A total of 314,300 shares was
purchased by funds in the Salomon
Brothers complex for an aggregate
purchase price of $10,371,900.



10f-3 REPORT

SALOMON BROTHERS VARIABLE
SMALL CAP GROWTH FUND
January 1, 2002 through
June 30, 2002

Issuer: Asbury Automotive Group .
Trade Date: 3/13/02
Seller Dealer: Goldman Sachs
Purchase Amount: $1,1650
Price: $16.50
% of Issue (1): 0.11A





(1)              Represents purchases by all
affiliated funds; may not exceed
25% of the offering.

A - A total of 8,800 shares was
purchased by funds in the Salomon
Brothers complex for an aggregate
purchase price of $145,200.








10f-3 REPORT

SALOMON BROTHERS VARIABLE
INVESTORS FUND
January 1, 2002 through
June 30, 2002

Issuer: American Electric Power
Trade Date: 06/05/02
Seller Dealer: Goldman Sachs
Purchase Amount: $1,881,400
Price:40.90
% of Issue (1): 1.87A


Issuer: El Paso Co.
Trade Date: 06/20/02
Seller Dealer: First Boston
Purchase Amount: $526,680
Price:19.95
% of Issue (1): .29 B






(1)              Represents purchases by all
affiliated funds; may not
exceed 25% of the offering.

A - A total of 299,800  shares was
purchased by funds in the Salomon
Brothers complex for an aggregate
purchase price of 12,261,820.

B - A total of 132,400  shares was
purchased by funds in the Salomon
Brothers complex for an aggregate
purchase price of 2,641,380.